                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -----------------------

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                               SEPTEMBER 5, 2002

                                 Date of Report
                       (Date of earliest event reported)



                             THE RYLAND GROUP, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)





                MARYLAND                      001-08029                             52-849948
                --------                      ---------                             ---------
    (State or Other Jurisdiction of    (Commission File Number)         (IRS Employer Identification No.)
             Incorporation)


          24025 PARK SORRENTO, SUITE 400, CALABASAS, CALIFORNIA 91302
          -----------------------------------------------------------
            (Address of principal executive offices)      (Zip code)



       Registrant's telephone number, including area code: (818) 223-7500
                                                           --------------


                                      N/A
                                      ---
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.       OTHER EVENTS.


         On August 23, 2002, the Board of Directors of The Ryland Group, Inc. (Ryland) approved an employment agreement (including a supplemental executive retirement plan), dated as of July 1, 2002, by and between Ryland and R. Chad Dreier, Ryland's Chairman of the Board of Directors, Chief Executive Officer and President.


ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS.

              (c)

              Exhibit                         Description
              -------                         -----------
              10.1                            Employment Agreement (including
                                              a Supplemental Executive
                                              Retirement Plan), dated as of
                                              July 1, 2002, by and between The
                                              Ryland Group, Inc. and R. Chad
                                              Dreier.

                                  SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            THE RYLAND GROUP, INC.



Date: September 5, 2002                     By:  /s/ Timothy J. Geckle
                                                 ------------------------------
                                                 Timothy J. Geckle
                                                 Senior Vice President and
                                                 General Counsel

                                EXHIBIT INDEX


Exhibit                                       Description
-------                                       -----------
10.1                                          Employment Agreement (including
                                              a Supplemental Executive
                                              Retirement Plan), dated as of
                                              July 1, 2002, by and between The
                                              Ryland Group, Inc. and R. Chad
                                              Dreier.